SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into effective as of November __, 2013 (the “Effective Date”) between 3DIcon Corporation, an Oklahoma corporation (the “Company”), and __________________________ (the “Investor”).

WHEREAS, the Company is conducting a private placement offering of up to 500,000 shares of Series A Convertible Preferred Stock (as further described herein below);

WHEREAS, the Company intends to accept subscriptions from multiple investors without having to reach a minimum offering amount or a minimum investment amount; and

WHEREAS, Investor desires to purchase and receive from the Company and the Company desires to issue and sell to Investor, Series A Convertible Preferred Stock (as further described herein below) in consideration of Investor’s payment of the Purchase Price to the Company pursuant to the terms of this Agreement.

NOW, THEREFORE, based upon the foregoing and the mutual promises in this Agreement, the parties agree as follows:

1.          Investment. In exchange for Investor’s cash payment in the amount set forth on the signature page hereto (the “Purchase Price”), the Company will issue, sell, transfer and assign to Investor the number of units (each a “Unit” and collectively “Units”) set forth on the signature page hereto. Each Unit consist of (i) one (1) share of Series A Convertible Preferred Stock , par value $0.0002 per share (“Series A Preferred”) to be issued hereunder having the rights, preferences and limitations as set forth in the Certificate of Designation, in the form of Exhibit A hereto (“Certificate of Designation”); and (ii) a warrant to purchase fifty (50) shares of the Company’s common stock, par value $0.0002 per share (the “Common Stock”) at an exercise price that this 150% of the average daily VWAP of the Common Stock during the five (5) trading days prior to November 5, 2013. As soon as practicable after receipt of the Purchase Price, the Company shall deliver to the Investor the certificates evidencing the shares of Series A Preferred issued pursuant to this Agreement and a Common Stock Purchase Warrant, in the form of Exhibit B hereto (the “Warrant”), evidencing the warrant to purchase shares of Common Stock issued pursuant to this Agreement. For purposes of this Agreement the Units; the shares of Series A Preferred; the shares of Common Stock into which the Series A Preferred may be converted; the Warrants; and the shares of Common Stock that may be purchased upon exercise of the Warrants shall be collectively known as the “Securities”.

2.          Termination. In the event the sale of the Securities is not consummated for any reason, this Agreement and any other agreement entered into between the Investor and the Company shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Investor the Purchase Price remitted to the Company, without deduction therefrom.

3.          Representations by Investor. In consideration of the Company’s issuance of The Securities, Investor makes the following representations and warranties to the Company and to its principals, which warranties and representations shall survive the issuance of The Securities by the Company:

(a)          Prior to the time of purchase of any of The Securities, Investor has carefully reviewed this Agreement, and the Company’s filings with the Securities and Exchange Commission (the foregoing materials, together with this Agreement and any documents which may have been made available upon request as reflected therein, collectively referred to as the “Public Information”). Investor has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Investor’s understanding of the terms thereof and of the Company’s business and status thereof.

(b)          Investor acknowledges that Investor has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

(c)          The Securities are being purchased for Investor’s own account for long-term investment and not with a view to immediately re-sell the Securities. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Securities. Investor or its agents or investment advisors have such knowledge and experience in financial and business matters that will enable Investor to utilize the information made available to it in connection with the purchase of the Securities to evaluate the merits and risks thereof and to make an informed investment decision.

(d)          Investor hereby acknowledges that the issuance of the Securities has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the issuance of the Securities is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. Investor acknowledges that the Securities have not been registered under the Securities Act or qualified under the under the securities laws of any state or other jurisdiction or any other regulatory authority, or any other applicable blue sky laws, in reliance, in part, on Investor’s representations, warranties and agreements made herein.

(e)          Investor represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Securities under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f)           Investor represents that Investor meets the criteria for participation because: (i) Investor has a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Investor’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Investor is capable of evaluating the risk and merits of an investment in the Securities and of protecting its own interests.

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(g)          Investor represents that Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act as indicated by the Investor’s responses to the questions contained in the Certificate of Accredited Investor Status attached hereto as Exhibit C, and that the Investor is able to bear the economic risk of an investment in the Securities.

(h)          Investor understands that the Securities are illiquid, and until registered with the SEC, or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them, and that Investor may not be able to sell or dispose of the Securities, or to utilize the Securities as collateral for a loan. Investor must not purchase the Securities unless Investor has liquid assets sufficient to assure Investor that such purchase will cause it no undue financial difficulties, and that Investor can still provide for current and possible personal contingencies, and that the commitment herein for the Securities, combined with other investments of Investor, is reasonable in relation to its net worth.

(i)           Investor understands that the right to transfer the Securities will be restricted unless the transfer is not in violation of the Securities Act, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of any of The Securities unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j)           Investor has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and has done so, to the extent Investor considers necessary.

(k)          Investor acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s Officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Investor of an investment in the Company. Investor will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

(l)           Investor acknowledges that some of the information provided by the Company in connection with the purchase of the Securities constitutes “material non-public information” within the meaning of Rule 10b-5 of the Exchange Act. Investor acknowledges and agrees that Investor is prohibited from any buying or selling of the Company’s securities on the basis of this material non-public information until after the information either becomes publicly available by the Company (such as in a Current Report on Form 8-K or in the Company’s Form 10-K or Form 10-Q) or ceases to be material, and in no event for at least thirty (30) days from the date hereof. Investor acknowledges that it is aware of the restrictions of applicable securities laws, including Regulation FD and Sections 9 and 10 of the Exchange Act and Rule 10b-5 under the Exchange Act, relating to the trading in securities of an issuer, including while in possession of material non public information regarding that issuer.

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(m)         All information which Investor has provided to the Company concerning Investor, including but not limited to, its financial position and its knowledge of financial and business matters, is truthful, accurate, correct, and complete as of the date set forth herein.

(n)          Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(o)          The Investor hereby represents that the address of the Investor furnished by Investor on the signature page hereof is the Investor’s principal residence if Investor is an individual or its principal business address if it is a corporation or other entity.

(p)          The Investor represents that the Investor has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

(q)          If the Investor is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(r)           Investor acknowledges that if he or she is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm.

(s)          Investor acknowledges that at such time, if ever, as any of the Securities is registered with the SEC, sales of such Securities will be subject to state securities laws.

(t)           Investor agrees not to issue any public statement with respect to the Investor’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

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4.           Representations by the Company. The Company hereby represents and warrants to the Investor as follows:

(a)          The Company is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Company has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

(b)          The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(c)          The Company’s Securities to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

(d)          The Company’s common stock issuable to the Investor upon conversion of the Series A Preferred and the exercise of the Warrants, when issued and delivered in accordance with this Agreement and the Certificate of Designation, will be duly and validly issued and fully paid and nonassessable.

(e)          The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(f)           Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Formation, as amended, or Bylaws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

5.           Agreement to Indemnify.

(a)          Investor hereby agrees to indemnify and hold the Company, its principals, the Company’s officers, directors, attorneys, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns, harmless from any and all liabilities, damages, costs and expenses (including actual and reasonable attorneys’ fees) (collectively, “Losses”) which they may incur by reason of Investor’s breach of any of Investor’s representations, warranties or agreements contained in this Agreement, the Certificate of Accredited Investor Status, or any other document in connection with the purchase and sale of the Securities.

(b)          The Company hereby agrees to indemnify and hold the Investor, its principals, the Investor’s officers, directors, attorneys, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns, harmless from any and all Losses which they may incur arising from the Company’s breach of any of the Company’s representations, warranties or agreements contained in this Agreement or any other document in connection with the purchase and sale of the Securities.

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6.           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

(a)           if to the Company, to:

3DIcon Corporation

6804 South Canton Avenue, Suite 150

Tulsa, Oklahoma 74136

Telephone: (918) 494-0505

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn: Gregory Sichenzia

(b)          if to the Investor, to the Investor’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

7.           Investment Representation Binding on Heirs, etc. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Investor. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

8.           Execution Authorized. If this Agreement is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Agreement and all other instruments in connection with the Securities and the signature of the person is binding upon such entity.

9.           Adoption of Terms and Provisions. The Investor hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

10.         Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

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11.         Governing Law. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS LOCATED IN THE STATE OF NEW YORK IN AND FOR THE COUNTY OF MANHATTAN OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

12.         In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

13.         The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

14.         It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

15.         The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

16.         This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

17.         Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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18.         Investor’s Information. (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit C hereto)).

Name (please print):

If entity named above,	By:

Its:

Social Security or Taxpayer I.D. Number:

Business Address (including zip code):

Business Phone:

Residence Address (including zip code):

Residence Phone:

All communications to be sent to:

Business:	or	Residence Address:

Please indicate below the form in which you will hold title to your interest in the Securities. PLEASE CONSIDER CAREFULLY. ONCE YOU HAVE BEEN ISSUED THE SECURITIES, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS AGREEMENT, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Investor should seek the advice of its attorney in deciding in which of the forms they should take ownership of the interest in the Securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

☐	INDIVIDUAL OWNERSHIP (one signature required)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

☐	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

☐	TENANTS IN COMMON (both or all parties must sign)

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☐	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

☐	LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

☐	LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

☐	CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

☐	TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

(Signature page follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

“INVESTOR”

(Signature)

By:
Its:

Number of Units Purchased Hereunder: _________________

Purchase Price Paid Hereunder: $_________________

“COMPANY”

3DICON CORPORATION, an Oklahoma corporation

By:
Victor F. Keen
Chief Executive Officer

[Signature Page]

EXHIBIT A

Certificate of Designation

EXHIBIT B

Form of Common Stock Purchase Warrant

EXHIBIT C

3DICON CORPORATION

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

☐         a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐         a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐         an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐         a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000 (excluding the value of the undersigned’s primary residence);

☐         a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐         a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

☐         an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

☐         an individual who is a director or executive officer of 3DIcon Corporation

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of this _______ day of ________, 201__.

INVESTOR

(Signature)

By:

Its:

[Signature Page of Investor Questionnaire]